CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix-Seneca Funds (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.     The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:  June 4, 2004                       /s/ Philip R. McLoughlin
     -------------------------------      --------------------------------------
                                          Philip R. McLoughlin, Chairman
                                          (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix-Seneca Funds (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.     The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:  June 4, 2004                       /s/ Nancy G. Curtiss
     -------------------------------      --------------------------------------
                                          Nancy G. Curtiss, Treasurer
                                          (principal financial officer)